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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                NOVEMBER 15, 2001


                         VIASOURCE COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

        NEW JERSEY                     0-31341                   22-2966853
(State or Other Jurisdiction         (Commission                (IRS Employer
   of Incorporation)                 File Number)            Identification No.)


     200 East Broward Boulevard
            Suite 2100
      Fort Lauderdale, Florida                                      33301
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: 1-800-683-0253

                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On November 15, 2001, Viasource Communications, Inc. (the "Company") and 12 of its wholly-owned subsidiaries (collectively, the "Subsidiaries") filed voluntary petitions (the "Chapter 11 Filings") for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court (the "Bankruptcy Court") for the Southern District of Florida (Fort Lauderdale Division). As a result of the Chapter 11 Filings, the Company expects that it and the Subsidiaries will operate and manage their businesses as debtors-in-possession, subject to the approval of the Bankruptcy Court.

         In addition, the Company is seeking the approval of the Bankruptcy Court of a debtor-in-possession credit facility in an aggregate principal amount of up to $10.0 million (the "DIP Facility") with General Electric Capital Corporation (the "DIP Lender"). The DIP Lender's obligations to extend credit under the DIP Facility are subject to numerous conditions. There can be no assurance that any such extensions of credit under the DIP Facility will be provided or whether amounts so provided will be sufficient to satisfy the working capital needs of the Company and the Subsidiaries. Additionally, there can be no assurance that the Bankruptcy Court will approve the DIP Facility.

         A copy of the related press release issued by the Company is included as an exhibit to this filing and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS

         On November 5, 2001, Chad George was named the Company's interim Chief Executive Officer and William F. Loftus was named the Company's Chief Restructuring Officer. Mr. Loftus replaced William S. Mackenzie, who resigned as Chief Restructuring Officer in October 2001. In addition, Scott Peterson, who was previously serving as the Company's Interim Chief Financial Officer, was named Chief Financial Officer. Messrs. George, Peterson and Loftus will oversee the reorganization of the Company through the Chapter 11 process.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           99.1     Press Release of the Company dated
                                    November 15, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VIASOURCE COMMUNICATIONS, INC.

                                          By: /s/ Scott Peterson
                                              ------------------------------
                                              Scott Peterson
                                              Chief Financial Officer

November 15, 2001



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                                INDEX TO EXHIBITS

Exhibit No.            Description
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99.1                   Press Release of the Registrant dated November 15, 2001.



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